EXHIBIT 99.1

State Auto Financial reports fourth quarter and year end 2020 results
•Quarterly earnings of $1.85 per share
•Quarterly net income from operations1 of $0.66 per share
•Quarterly GAAP combined ratio of 93.8
•Quarterly SAP personal and commercial segments' combined ratio2 of 94.5
•Return on equity of 1.3%
•Book value per share of $23.00

COLUMBUS, OHIO - February 18, 2021 - State Auto Financial Corporation (NASDAQ:STFC) today reported fourth quarter 2020 net income of $81.8 million, or $1.85 per diluted share, compared to net income of $33.2 million, or $0.73 per diluted share, for the same 2019 period. Net income from operations1 per diluted share for the fourth quarter of 2020 was $0.66 versus $0.30 for the same 2019 period.
For the year ended 2020, STFC had net income of $13.1 million, or $0.30 per diluted share, compared to net income of $85.8 million, or $1.93 per diluted share, for the same 2019 period. Net loss from operations1 per diluted share for the year ended 2020 was $0.19 versus net income from operations1 per diluted share of $0.59 for the same 2019 period.
GAAP Operating Results
STFC’s GAAP combined ratio for the fourth quarter 2020 was 93.8 compared to 100.0 for the same 2019 period. Catastrophe losses during the fourth quarter 2020 accounted for 4.3 points of the 59.0 total loss ratio points, or $15.2 million, versus 7.7 points of the total 64.2 loss ratio points, or $24.8 million, for the same period in 2019. Non-catastrophe losses and ALAE during the fourth quarter 2020 included 5.5 points of favorable development relating to prior years, or $19.7 million, versus 5.7 points of favorable development, or $18.3 million, for the same period in 2019.
STFC’s GAAP combined ratio for the year ended 2020 was 105.3 compared to 103.0 for the same 2019 period. Catastrophe losses for the year ended 2020 accounted for 14.9 points of the 70.4 total loss ratio points, or $206.2 million, versus 8.0 points, or $100.5 million for the same period in 2019. Non-catastrophe losses and ALAE for the year ended 2020 included 3.7 points of favorable development relating to prior years, or $51.5 million, versus 5.8 points of favorable development, or $72.4 million, for the same period in 2019.
SAP Personal and Commercial Operating Results
Net written premium for the fourth quarter 2020 increased 7.8% compared to the same period in 2019. By segment, net written premium for personal and commercial increased 6.0% and 10.6%, respectively. The increase in the personal segment was primarily due to new business growth and rate increases in homeowners and other personal. The improvement was partially offset by a decrease in net written premiums in personal auto due to a decline in new business. The increase in the commercial segment was primarily driven by (i) new business growth and rate increases in commercial auto and (ii) new business growth in farm & ranch. The improvement was partially offset by a decrease in net written premiums in workers’ compensation due to (i) a decline in new business as a result of COVID-19, (ii) a strategic decision to not renew and no longer write nursing home policies, and (iii) continued intense competition in this market.
Net written premium for the year ended 2020 increased 10.7% compared to the same period in 2019. By insurance segment, net written premium for the personal and commercial segments increased 9.4% and 12.7%, respectively. The trends in the personal and commercial segments' net written premium were due to the same factors discussed above for the fourth quarter. In addition, the increase in the commercial segment was also driven by rate increases in middle market commercial.

The SAP personal and commercial segments' combined ratio for the fourth quarter 2020 was 94.5 compared to 97.1 for the same 2019 period. Catastrophe losses during the fourth quarter 2020 accounted for 4.2 points of the total 59.2 loss ratio points, or $15.0 million, versus 5.6 points of the total 62.1 loss ratio points, or $18.2 million, for the same period in 2019. Non-catastrophe losses and ALAE during the fourth quarter 2020 included 5.5 points of favorable development relating to prior years, or $19.7 million, versus 6.1 points of favorable development, or $19.6 million, for the same period in 2019.
The SAP personal and commercial segments' combined ratio for the year ended 2020 was 103.6 compared to 101.4 for the same 2019 period. Catastrophe losses for the year ended 2020 accounted for 14.0 points of the total 69.3 loss ratio points, or $193.6 million, versus 7.2 points of the total 66.9 loss ratio points, or $89.9 million for the same period in 2019. Non-catastrophe losses and ALAE for the year ended 2020 included 4.1 points of favorable development relating to prior years, or $56.7 million, versus 5.7 points of favorable development, or $71.3 million, for the same period in 2019.
Book Value and Return on Equity
STFC’s book value increased to $23.00 per share as of Dec. 31, 2020, compared to $21.58 on Sept. 30, 2020. The increase was driven by the market value of our investment portfolio and net operating income.
Return on stockholders’ equity for the 12 months ended December 31, 2020, was 1.3% compared to 9.8% for the 12 months ended December 31, 2019.
STFC’s Chairman, President and CEO Mike LaRocco commented on the quarter and year as follows:
"We ended an otherwise challenging year with a strong quarterly result. Our fourth quarter 2020 personal and commercial lines’ 94.5% SAP combined ratio and 7.8% net written premium growth demonstrated our ability to grow profitability and included notable improvement in key areas, including our non-catastrophe loss ratio and expense ratio.
"For the year, our personal and commercial lines’ 103.6% SAP combined ratio included a catastrophe loss ratio of 14 points, which is 6.4 points higher than our five-year average. Our personal lines business produced a 106.8% SAP combined ratio, including 14.5 points of catastrophe losses. While net written premium in our personal auto line declined 5.9%, our homeowners business grew 23.6%. Our commercial lines business was profitable with an SAP combined ratio of 99.2% and net written premium growth of 12.7%. We also completed the rollout of products on our digital-only platform, State Auto Connect, with the launch of farm and ranch, workers’ compensation and middle market commercial.
"While our financial results for the year can be seen as falling short of our expectations, 2020 was a successful year and one in which our associates can take great pride. With the exception of an unusually bad CAT year, our underlying loss ratio was terrific, as was our strong growth. More importantly, I’m proud of the extraordinary efforts of our team, from Claims and Risk Engineering (CARE) and Service who delivered exceptional service to customers affected by storms and other catastrophic events throughout the country, to our sales teams who strengthened relationships with independent agents in the midst of a pandemic. Throughout the year, we always put family and community first and stayed true to our culture, our bond became stronger and we are positioned for continued progress and success in 2021."

About State Auto Financial Corporation
State Auto Financial Corporation, headquartered in Columbus, Ohio, is a super regional property and casualty insurance holding company. STFC stock is traded on the NASDAQ Global Select Market, which represents the top fourth of all NASDAQ listed companies.
The insurance subsidiaries of State Auto Financial Corporation are part of the State Auto Group. The State Auto Group markets its insurance products throughout the United States, through independent insurance agencies, which include retail agencies and wholesale brokers. The State Auto Group is rated A- (Excellent) by the A.M. Best Company and includes State Automobile Mutual, State Auto Property & Casualty, State Auto Ohio, State Auto Wisconsin, Milbank, Meridian Security, Patrons Mutual, Rockhill Insurance, Plaza Insurance, American Compensation and Bloomington Compensation. Additional information on State Auto Financial Corporation and the State Auto Insurance Companies can be found online at http://www.StateAuto.com/STFC.
1 Net earnings (loss) from operations, a non-GAAP financial measure which management believes is informative to Company management and investors, differs from GAAP net income (loss) only by the exclusion of net investment gain (loss), net of applicable taxes, on investment activity for the periods being reported. For STFC, this amounted to income of $1.19 per diluted share and $0.49 per diluted share for the fourth quarter and year ended Dec. 31, 2020, respectively, versus a income of $0.43 per diluted share and $1.34 per diluted share for the fourth quarter and year ended Dec. 31, 2019, respectively.
2 Insurance industry regulators require STFC's insurance subsidiaries to report their financial condition and results of operations using Statutory Accounting Practices ("SAP"). The SAP personal and commercial segments' combined ratio is a measure used by management to evaluate STFC’s operating performance for its ongoing operations. Details behind the compilation of these results can be found on pages 18 - 21 of this release.
STFC has scheduled a conference call with interested investors for Thursday, Feb. 18, at 11 a.m. ET to discuss the Company’s fourth quarter 2020 performance. Live and archived broadcasts of the call can be accessed at http://www.StateAuto.com/STFC. A replay of the call can be heard beginning at 2 p.m., Feb. 18, by calling 855-859-2056, conference ID 5526278. Supplemental schedules detailing the Company’s fourth quarter 2020 financial, sales and underwriting results are made available on http://www.StateAuto.com/STFC prior to the conference call.
* * * * * *
Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in State Auto Financial's Form 10-K and Form 10-Q reports and exhibits to those reports, and include (but are not limited to) legislative changes at both the state and federal level, state and federal regulatory rule making promulgations and adjudications, class action litigation involving the insurance industry and judicial decisions affecting claims, policy coverages and the general costs of doing business, the impact of competition on products and pricing, inflation in the costs of the products and services insurance pays for, product development, geographic spread of risk, weather and weather-related events, and other types of catastrophic events. State Auto Financial undertakes no obligation to update or revise any forward-looking statements.

CONTACTS
Media contact: Kyle Anderson, Kyle.Anderson@StateAuto.com, 614-917-5497
Investor contact: Natalie Schoolcraft, Natalie.Schoolcraft@StateAuto.com, 614-917-4341

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Selected Consolidated Financial Data

	Three months ended December 31		Year ended December 31
	2020	2019 [3]	2020	2019 [3]
Net written premiums	$349.1	$323.4	$1,456.3	$1,315.3

Earned premiums	356.5	322.8	1,380.9	1,250.2
Net investment income	17.6	20.0	72.1	80.4
Net investment gain	66.6	24.0	27.3	74.2
Other income from affiliates	0.5	0.8	2.1	2.4
Total revenue	441.2	367.6	1,482.4	1,407.2

Income before federal income taxes	102.0	41.4	14.4	105.5

Federal income tax expense	20.2	8.2	1.3	19.7
Net income	$81.8	$33.2	$13.1	$85.8

Earnings per common share:
- basic	$1.87	$0.76	$0.30	$1.98
- diluted	$1.85	$0.73	$0.30	$1.93
Earnings (loss) per share from operations (A):
- basic	$0.67	$0.32	$(0.19)	$0.63
- diluted	$0.66	$0.30	$(0.19)	$0.59
Weighted average shares outstanding:
- basic	43.8	43.6	43.7	43.4
- diluted	44.3	44.0	44.3	44.0
Return on average equity (LTM)	1.3%	9.8%
Book value per share	$23.00	$22.19
Dividends paid per share	$0.10	$0.10	$0.40	$0.40
Total shares outstanding	43.9	43.6

GAAP ratios:
Cat loss and ALAE ratio	4.3	7.7	14.9	8.0
Non-cat loss and ALAE ratio	54.7	56.5	55.5	59.6
Loss and LAE ratio	59.0	64.2	70.4	67.6
Expense ratio	34.8	35.8	34.9	35.4
Combined ratio	93.8	100.0	105.3	103.0

(A)Reconciliation of non-GAAP financial measure:
Net income (loss) from operations
Net income	$81.8	$33.2	$13.1	$85.8
Net investment gain, net of tax	52.6	20.2	21.6	59.7
Net income (loss) from operations	$29.2	$13.0	$(8.5)	$26.1
[3] The fourth quarter and year to date 2019 results reflect immaterial revisions, primarily for (i) under reported ceded premiums, (ii) the balance sheet presentation of premiums receivable, and (iii) a revision to recognize an actuarial gain which reduced our postretirement benefits liability while increasing shareholder’s equity. Accordingly, prior period amounts throughout this release have been adjusted to incorporate the revised amounts, where applicable. Please refer to our Form 10-K for the year ending December 31, 2020 for further information.

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Balance Sheets
($ and shares in millions, except per share amounts)
(unaudited)	December 31	December 31
	2020	2019 [3]
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost $2,117.0 and $2,080.0, respectively)	$2,237.2	$2,128.4
Equity securities	389.7	395.2
Other invested assets	71.1	69.7
Other invested assets, at cost	12.1	6.5
Notes receivable from affiliate	70.0	70.0
Total investments	2,780.1	2,669.8

Cash and cash equivalents	90.7	78.0
Accrued investment income and other assets	29.7	31.7
Premiums receivable	14.0	13.6
Deferred policy acquisition costs	122.2	111.1
Reinsurance recoverable on losses and loss expenses payable	24.3	13.6
Prepaid reinsurance premiums	8.3	7.5
Due from affiliate	—	4.1
Current federal income taxes	1.7	6.3
Net deferred federal income taxes	27.3	39.7
Property and equipment, net	4.2	4.2
Total assets	$3,102.5	$2,979.6

LIABILITIES
Losses and loss expenses payable	$1,050.4	$1,066.5
Unearned premiums	723.4	649.2
Notes payable (affiliates $15.2 and $15.2, respectively)	122.1	122.0
Pension and postretirement benefits	66.2	59.5
Due to affiliate	11.2	—
Other liabilities	119.2	114.9
Total liabilities	2,092.5	2,012.1

STOCKHOLDERS' EQUITY
Common stock, without par value. Authorized 100.0 shares; 50.7 and 50.4 shares issued, respectively, at stated value of $2.50 per share	126.8	125.9
Treasury stock, 6.9 and 6.9 shares, respectively, at cost	(118.4)	(117.5)
Additional paid-in capital	213.3	206.7
Accumulated other comprehensive income (loss)	13.9	(26.9)
Retained earnings	774.4	779.3
Total stockholders’ equity	1,010.0	967.5
Total liabilities and stockholders’ equity	$3,102.5	$2,979.6

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Income
($ in millions, except per share amounts)
(unaudited)	Three months ended December 31		Year ended December 31
	2020	2019 [3]	2020	2019 [3]
Earned premiums	$356.5	$322.8	$1,380.9	$1,250.2
Net investment income	17.6	20.0	72.1	80.4
Net investment gain	66.6	24.0	27.3	74.2
Other income from affiliates	0.5	0.8	2.1	2.4
Total revenues	441.2	367.6	1,482.4	1,407.2

Losses and loss expenses	210.4	207.2	972.6	844.8
Acquisition and operating expenses	124.0	115.5	481.4	440.7
Interest expense	1.1	1.2	4.7	4.9
Other expenses	3.7	2.3	9.3	11.3
Total expenses	339.2	326.2	1,468.0	1,301.7

Income before federal income taxes	102.0	41.4	14.4	105.5
Federal income tax expense (benefit):
Current	0.1	—	(0.3)	(0.4)
Deferred	20.1	8.2	1.6	20.1
Federal income tax expense	20.2	8.2	1.3	19.7
Net income	$81.8	$33.2	$13.1	$85.8
Earnings per common share:
Basic	$1.87	$0.76	$0.30	$1.98
Diluted	$1.85	$0.73	$0.30	$1.93
Dividends paid per common share	$0.10	$0.10	$0.40	$0.40

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income
($ in millions)
(unaudited)	Three months ended December 31		Year ended December 31
	2020	2019 [3]	2020	2019 [3]
Net income	$81.8	$33.2	$13.1	$85.8
Other comprehensive (loss) income, net of tax:
Net unrealized holding gain (loss) on available-for-sale investments:
Unrealized holding (loss) gain	(3.0)	(11.1)	71.5	80.7
Reclassification adjustments for losses (gains) realized in net income	3.5	(0.7)	0.3	(3.5)
Income tax (expense) benefit	(0.1)	2.5	(15.1)	(16.2)
Total net unrealized holding gain (loss) on available- for-sale investments	0.4	(9.3)	56.7	61.0
Net unrecognized benefit plan obligations:
Net actuarial (loss) gain arising during the period	(27.4)	7.5	(27.4)	7.5
Reclassification adjustments for amortization to statement of income:
Prior service credit	(1.5)	(1.5)	(6.3)	(6.4)
Net actuarial loss	2.7	2.4	13.7	9.6
Income tax benefit (expense)	5.4	(1.8)	4.1	(2.2)
Total net unrecognized benefit plan obligations	(20.8)	6.6	(15.9)	8.5
Other comprehensive (loss) income	(20.4)	(2.7)	40.8	69.5
Comprehensive income	$61.4	$30.5	$53.9	$155.3

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statement of Stockholders' Equity
($ and shares in millions)
(unaudited)	Year Ended	Year Ended
	December 31	December 31
	2020	2019 [3]
Common shares:
Balance at beginning of year	50.4	50.0
Issuance of shares	0.3	0.4
Balance at end of year	50.7	50.4

Treasury shares:
Balance at beginning of year	(6.9)	(6.8)
Issuance of shares	—	(0.1)
Balance at beginning of year and year ended	(6.9)	(6.9)

Common stock:
Balance at beginning of year	$125.9	$125.0
Issuance of shares	0.9	0.9
Balance at end of year	126.8	125.9

Treasury stock:
Balance at beginning of year	$(117.5)	$(117.0)
Shares acquired on stock award exercises	(0.9)	(0.5)
Balance at end of year	(118.4)	(117.5)

Additional paid-in capital:
Balance at beginning of year	$206.7	$194.2
Issuance of common stock	3.0	5.1
Stock awards granted	3.6	7.4
Balance at end of year	213.3	206.7

Accumulated other comprehensive loss:
Balance at beginning of year	$(26.9)	$(96.4)
Change in unrealized gain on available-for-sale investments, net of tax	56.7	61.0
Change in unrecognized benefit plan obligations, net of tax	(15.9)	8.5
Balance at end of year	13.9	(26.9)

Retained earnings:
Balance at beginning of year	$779.3	$710.9
Cumulative effect of change in accounting to establish an allowance for expected credit losses at January 1, 2020	(0.5)	—
Net income	13.1	85.8
Dividends declared (affiliates $10.4 and $10.4, respectively)	(17.5)	(17.4)
Balance at end of year	774.4	779.3

Total stockholders’ equity at end of year	$1,010.0	$967.5

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flow
($ millions)
(unaudited)
	Year ended December 31
	2020	2019 [3]
Cash flows from operating activities:
Net income	$13.1	$85.8
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization, net	10.6	9.4
Share-based compensation	0.9	6.1
Net investment gain	(27.3)	(74.2)
Changes in operating assets and liabilities:
Deferred policy acquisition costs	(11.1)	(9.2)
Accrued investment income and other assets	2.0	0.7
Premiums receivable	(0.4)	(0.9)
Postretirement and pension benefits	(16.9)	(14.5)
Reinsurance recoverable on losses and loss expenses payable and prepaid reinsurance premiums	(11.5)	(9.0)
Other liabilities and due to/from affiliate, net	25.8	(42.0)
Losses and loss expenses payable	(16.6)	(80.3)
Unearned premiums	74.2	65.0
Deferred tax expense on share-based awards	—	(0.9)
Federal income taxes	6.2	20.1
Net cash provided by (used in) operating activities	49.0	(43.9)
Cash flows from investing activities:
Purchases of fixed maturities available-for-sale	(661.0)	(592.6)
Purchases of equity securities	(88.9)	(63.4)
Purchases of other invested assets	(7.6)	(13.3)
Maturities, calls and principal reductions of fixed maturities available-for-sale	384.1	386.3
Sales of fixed maturities available-for-sale	229.0	308.8
Sales of equity securities	121.1	45.4
Sales of other invested assets	1.3	1.3
Disposals of property and equipment	0.2	1.6
Net cash (used in) provided by investing activities	(21.8)	74.1
Cash flows from financing activities:
Proceeds from issuance of common stock	3.9	5.9
Payments to acquire treasury shares	(0.9)	(0.5)
Payment of dividends	(17.5)	(17.4)
Proceeds from short-term debt	60.0	—
Repayment of short-term debt	(60.0)	—
Proceeds from long-term debt	21.5	—
Repayment of long-term debt	(21.5)	—
Net cash used in financing activities	(14.5)	(12.0)
Net increase in cash and cash equivalents	12.7	18.2
Cash and cash equivalents at beginning of period	78.0	59.8
Cash and cash equivalents at end of period	$90.7	$78.0
Supplemental disclosures:
Federal income tax refund	$4.9	$—
Interest paid (affiliates $0.8 and $1.1, respectively)	$4.5	$4.8

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Net Investment Income
($ in millions)
unaudited	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020
Quarter to Date
Gross investment income:
Fixed maturities	$13.9	$14.5	$14.8	$13.7	$14.3
TIPS	0.7	0.6	(0.3)	1.3	0.7
Total fixed maturities	14.6	15.1	14.5	15.0	15.0
Equity securities	4.3	3.1	2.6	2.1	1.5
Other	1.3	1.0	0.8	0.9	1.3
Total gross investment income	20.2	19.2	17.9	18.0	17.8
Less: Investment expenses	0.2	0.3	0.2	0.1	0.2
Net investment income	$20.0	$18.9	$17.7	$17.9	$17.6

Year to Date
Gross investment income:
Fixed maturities	$58.4	$14.5	$29.3	$43.0	$57.3
TIPS	3.9	0.6	0.3	1.6	2.3
Total fixed maturities	62.3	15.1	29.6	44.6	59.6
Equity securities	13.2	3.1	5.7	7.8	9.3
Other	5.5	1.0	1.8	2.7	4.0
Total gross investment income	81.0	19.2	37.1	55.1	72.9
Less: Investment expenses	0.6	0.3	0.5	0.6	0.8
Net investment income	$80.4	$18.9	$36.6	$54.5	$72.1

	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020
TIPS, fair value	$135.6	$111.4	$115.9	$117.0	$116.2
TIPS, book value	$126.2	$101.5	$100.9	$99.4	$97.8

Net Investment Gain
($ millions)	Three months ended December 31		Twelve months ended December 31
	2020	2019	2020	2019
Investment gain, net:
Fixed maturities:
Realized (losses) gains on sales of securities, net	$(3.5)	$0.7	$(0.3)	$3.5
Equity securities:
Realized gains (losses) on sales of securities, net	5.8	0.7	(45.1)	(1.8)
Unrealized gain on securities still held, net	56.0	17.5	71.8	63.9
Net gain on equity securities	61.8	18.2	26.7	62.1
Other invested assets:
Unrealized gain on securities still held, net	8.3	5.1	0.7	9.9
Net gain on other invested assets	8.3	5.1	0.7	9.9
Other net realized gain (loss)	—	—	0.2	(1.3)
Net gain on investments	$66.6	$24.0	$27.3	$74.2

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Income Taxes
($ in millions)
unaudited

The following table sets forth the tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities:

	December 31
	2020	2019 [3]
Deferred tax assets:
Unearned premiums not currently deductible	$30.1	$27.0
Losses and loss expenses payable discounting	10.5	10.6
Postretirement and pension benefits	19.3	17.1
Other liabilities	12.2	13.4
Net operating loss carryforward	19.8	12.6
Capital loss carryforward	6.1	—
Tax credit carryforwards	1.9	2.5
Other	1.1	1.1
Total deferred tax assets	101.0	84.3
Deferred tax liabilities:
Deferral of policy acquisition costs	25.7	23.3
Investments	48.0	21.3
Total deferred tax liabilities	73.7	44.6
Net deferred federal income taxes	$27.3	$39.7

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Three months ended December 31, 2020	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$86.0	$103.7	$18.4	$208.1
Net earned premiums	96.3	97.9	15.1	209.3
Losses and LAE incurred:
Cat loss and ALAE	—	6.5	0.2	6.7
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	1.2	0.7	(0.4)	1.5
Current accident year non-cat loss and ALAE	72.3	38.9	6.2	117.4
Total non-cat loss and ALAE	73.5	39.6	5.8	118.9
Total Loss and ALAE	73.5	46.1	6.0	125.6
ULAE	8.0	4.4	0.6	13.0
Total Loss and LAE	81.5	50.5	6.6	138.6
Underwriting expenses	28.6	34.2	5.9	68.7
Net underwriting (loss) gain	$(13.8)	$13.2	$2.6	$2.0

Cat loss and ALAE ratio	—%	6.6%	1.8%	3.2%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	1.3%	0.7%	(3.1)%	0.7%
Current accident year non-cat loss and ALAE ratio	75.0%	39.7%	40.9%	56.1%
Total non-cat loss and ALAE ratio	76.3%	40.4%	37.8%	56.8%
Total Loss and ALAE ratio	76.3%	47.0%	39.6%	60.0%
ULAE ratio	8.3%	4.6%	3.6%	6.2%
Total Loss and LAE ratio	84.6%	51.6%	43.2%	66.2%
Expense ratio	33.4%	32.9%	32.2%	33.1%
Combined ratio	118.0%	84.5%	75.4%	99.3%

($ in millions)
Three months ended December 31, 2019 [3]	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$98.9	$84.6	$12.9	$196.4
Net earned premiums	105.4	79.8	10.7	195.9
Losses and LAE incurred:
Cat loss and ALAE	0.6	12.3	1.0	13.9
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	0.3	(0.2)	(0.2)	(0.1)
Current accident year non-cat loss and ALAE	77.0	32.3	3.4	112.7
Total non-cat loss and ALAE	77.3	32.1	3.2	112.6
Total Loss and ALAE	77.9	44.4	4.2	126.5
ULAE	7.9	4.8	0.3	13.0
Total Loss and LAE	85.8	49.2	4.5	139.5
Underwriting expenses	32.6	27.4	4.1	64.1
Net underwriting (loss) gain	$(13.0)	$3.2	$2.1	$(7.7)

Cat loss and ALAE ratio	0.6%	15.5%	8.6%	7.1%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	0.3%	(0.4)%	(1.7)%	(0.1)%
Current accident year non-cat loss and ALAE ratio	73.1%	40.5%	32.0%	57.5%
Total non-cat loss and ALAE ratio	73.4%	40.1%	30.3%	57.4%
Total Loss and ALAE ratio	74.0%	55.6%	38.9%	64.5%
ULAE ratio	7.5%	6.1%	2.7%	6.7%
Total Loss and LAE ratio	81.5%	61.7%	41.6%	71.2%
Expense ratio	32.8%	32.3%	32.1%	32.6%
Combined ratio	114.3%	94.0%	73.7%	103.8%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Twelve months ended December 31, 2020	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$396.3	$402.8	$64.1	$863.2
Net earned premiums	407.3	360.8	50.9	819.0
Losses and LAE incurred:
Cat loss and ALAE	6.5	99.9	12.2	118.6
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	20.3	3.5	(2.1)	21.7
Current accident year non-cat loss and ALAE	238.0	163.9	19.2	421.1
Total non-cat loss and ALAE	258.3	167.4	17.1	442.8
Total Loss and ALAE	264.8	267.3	29.3	561.4
ULAE	31.0	23.0	1.8	55.8
Total Loss and LAE	295.8	290.3	31.1	617.2
Underwriting expenses	127.1	123.9	19.6	270.6
Net underwriting (loss) gain	$(15.6)	$(53.4)	$0.2	$(68.8)

Cat loss and ALAE ratio	1.6%	27.7%	24.0%	14.5%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	5.0%	1.0%	(4.1)%	2.7%
Current accident year non-cat loss and ALAE ratio	58.4%	45.4%	37.7%	51.4%
Total non-cat loss and ALAE ratio	63.4%	46.4%	33.6%	54.1%
Total Loss and ALAE ratio	65.0%	74.1%	57.6%	68.6%
ULAE ratio	7.6%	6.4%	3.4%	6.8%
Total Loss and LAE ratio	72.6%	80.5%	61.0%	75.4%
Expense ratio	32.1%	30.7%	30.6%	31.4%
Combined ratio	104.7%	111.2%	91.6%	106.8%

($ in millions)
Twelve months ended December 31, 2019 [3]	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$421.2	$326.0	$41.9	$789.1
Net earned premiums	425.0	295.9	35.0	755.9
Losses and LAE incurred:
Cat loss and ALAE	6.0	60.1	5.0	71.1
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(10.7)	0.3	(2.1)	(12.5)
Current accident year non-cat loss and ALAE	284.8	142.7	16.1	443.6
Total non-cat loss and ALAE	274.1	143.0	14.0	431.1
Total Loss and ALAE	280.1	203.1	19.0	502.2
ULAE	30.1	19.9	1.2	51.2
Total Loss and LAE	310.2	223.0	20.2	553.4
Underwriting expenses	129.3	102.2	13.2	244.7
Net underwriting (loss) gain	$(14.5)	$(29.3)	$1.6	$(42.2)

Cat loss and ALAE ratio	1.4%	20.3%	14.1%	9.4%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(2.5)%	0.1%	(5.9)%	(1.7)%
Current accident year non-cat loss and ALAE ratio	67.0%	48.2%	45.9%	58.8%
Total non-cat loss and ALAE ratio	64.5%	48.3%	40.0%	57.1%
Total Loss and ALAE ratio	65.9%	68.6%	54.1%	66.5%
ULAE ratio	7.1%	6.8%	3.4%	6.8%
Total Loss and LAE ratio	73.0%	75.4%	57.5%	73.3%
Expense ratio	30.7%	31.3%	31.6%	31.0%
Combined ratio	103.7%	106.7%	89.1%	104.3%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Commercial Insurance Segment Results
(unaudited)
($ in millions)
Three months ended December 31, 2020	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$39.3	$32.4	$34.6	$13.6	$16.9	$4.3	$141.1
Net earned premiums	37.9	31.9	40.5	16.5	15.5	4.8	147.1
Losses and LAE incurred:
Cat loss and ALAE	0.1	0.7	7.2	—	0.3	—	8.3
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(0.1)	(6.5)	(2.4)	(8.8)	(0.5)	(2.9)	(21.2)
Current accident year non-cat loss and ALAE	23.4	12.0	19.1	15.0	10.2	0.5	80.2
Total non-cat loss and ALAE	23.3	5.5	16.7	6.2	9.7	(2.4)	59.0
Total Loss and ALAE	23.4	6.2	23.9	6.2	10.0	(2.4)	67.3
ULAE	1.7	0.6	0.1	1.5	0.6	0.1	4.6
Total Loss and LAE	25.1	6.8	24.0	7.7	10.6	(2.3)	71.9
Underwriting expenses	13.0	11.1	14.5	7.2	7.0	1.8	54.6
Net underwriting (loss) gain	$(0.2)	$14.0	$2.0	$1.6	$(2.1)	$5.3	$20.6

Cat loss and ALAE ratio	0.1%	2.4%	17.9%	—%	2.2%	—%	5.7%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(0.2)%	(20.4)%	(6.1)%	(53.1)%	(3.5)%	(58.4)%	(14.4)%
Current accident year non-cat loss and ALAE ratio	61.7%	37.4%	47.5%	90.9%	65.4%	10.5%	54.5%
Total non-cat loss and ALAE ratio	61.5%	17.0%	41.4%	37.8%	61.9%	(47.9)%	40.1%
Total Loss and ALAE ratio	61.6%	19.4%	59.3%	37.8%	64.1%	(47.9)%	45.8%
ULAE ratio	4.7%	1.9%	0.1%	8.6%	3.6%	2.0%	3.1%
Total Loss and LAE ratio	66.3%	21.3%	59.4%	46.4%	67.7%	(45.9)%	48.9%
Expense ratio	33.0%	34.2%	42.1%	52.6%	42.1%	40.5%	38.7%
Combined ratio	99.3%	55.5%	101.5%	99.0%	109.8%	(5.4)%	87.6%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Three months ended December 31, 2019	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$28.1	$30.4	$34.1	$17.9	$12.6	$4.5	$127.6
Net earned premiums	26.1	30.3	36.2	17.9	12.3	4.5	127.3
Losses and LAE incurred:
Cat loss and ALAE	0.1	1.8	2.5	—	(0.1)	—	4.3
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(1.1)	(3.4)	(4.6)	(7.5)	(1.1)	(1.8)	(19.5)
Current accident year non-cat loss and ALAE	16.7	12.7	21.3	12.1	5.2	2.6	70.6
Total non-cat loss and ALAE	15.6	9.3	16.7	4.6	4.1	0.8	51.1
Total Loss and ALAE	15.7	11.1	19.2	4.6	4.0	0.8	55.4
ULAE	1.5	0.9	1.3	1.5	0.3	0.2	5.7
Total Loss and LAE	17.2	12.0	20.5	6.1	4.3	1.0	61.1
Underwriting expenses	10.3	11.2	13.8	7.0	5.3	1.6	49.2
Net underwriting (loss) gain	$(1.4)	$7.1	$1.9	$4.8	$2.7	$1.9	$17.0

Cat loss and ALAE ratio	0.3%	5.8%	7.0%	—%	(0.8)%	—%	3.4%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(4.1)%	(11.3)%	(12.6)%	(42.5)%	(8.5)%	(40.1)%	(15.3)%
Current accident year non-cat loss and ALAE ratio	64.2%	42.1%	58.6%	68.0%	42.1%	55.8%	55.4%
Total non-cat loss and ALAE ratio	60.1%	30.8%	46.0%	25.5%	33.6%	15.7%	40.1%
Total Loss and ALAE ratio	60.4%	36.6%	53.0%	25.5%	32.8%	15.7%	43.5%
ULAE ratio	5.5%	3.0%	3.7%	8.3%	2.5%	3.3%	4.4%
Total Loss and LAE ratio	65.9%	39.6%	56.7%	33.8%	35.3%	19.0%	47.9%
Expense ratio	36.6%	37.0%	40.4%	38.8%	42.1%	38.5%	38.6%
Combined ratio	102.5%	76.6%	97.1%	72.6%	77.4%	57.5%	86.5%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Twelve months ended December 31, 2020	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$157.1	$128.2	$161.4	$62.8	$64.2	$19.6	$593.3
Net earned premiums	134.1	124.7	156.5	70.9	56.3	19.3	561.8
Losses and LAE incurred:
Cat loss and ALAE	1.2	21.7	42.9	—	9.0	0.2	75.0
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(1.6)	(23.0)	(16.7)	(24.9)	(2.2)	(10.0)	(78.4)
Current accident year non-cat loss and ALAE	75.8	65.3	88.7	55.6	25.4	7.8	318.6
Total non-cat loss and ALAE	74.2	42.3	72.0	30.7	23.2	(2.2)	240.2
Total Loss and ALAE	75.4	64.0	114.9	30.7	32.2	(2.0)	315.2
ULAE	6.6	4.8	4.6	6.0	2.2	0.5	24.7
Total Loss and LAE	82.0	68.8	119.5	36.7	34.4	(1.5)	339.9
Underwriting expenses	53.1	45.1	65.3	29.9	28.1	7.8	229.3
Net underwriting (loss) gain	$(1.0)	$10.8	$(28.3)	$4.3	$(6.2)	$13.0	$(7.4)

Cat loss and ALAE ratio	0.9%	17.4%	27.4%	—%	16.0%	0.9%	13.4%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(1.2)%	(18.5)%	(10.7)%	(35.1)%	(4.0)%	(51.6)%	(14.0)%
Current accident year non-cat loss and ALAE ratio	56.5%	52.5%	56.8%	78.5%	45.2%	40.6%	56.7%
Total non-cat loss and ALAE ratio	55.3%	34.0%	46.1%	43.4%	41.2%	(11.0)%	42.7%
Total Loss and ALAE ratio	56.2%	51.4%	73.5%	43.4%	57.2%	(10.1)%	56.1%
ULAE ratio	5.0%	3.8%	2.9%	8.4%	3.8%	2.4%	4.4%
Total Loss and LAE ratio	61.2%	55.2%	76.4%	51.8%	61.0%	(7.7)%	60.5%
Expense ratio	33.8%	35.2%	40.5%	47.6%	44.0%	39.6%	38.7%
Combined ratio	95.0%	90.4%	116.9%	99.4%	105.0%	31.9%	99.2%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Twelve months ended December 31, 2019 [3]	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$109.4	$122.4	$149.2	$76.7	$50.0	$18.6	$526.3
Net earned premiums	91.3	119.2	134.3	78.2	48.5	17.1	488.6
Losses and LAE incurred:
Cat loss and ALAE	0.3	7.9	8.2	—	2.4	—	18.8
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(4.7)	(15.2)	(11.8)	(20.9)	(3.0)	(3.2)	(58.8)
Current accident year non-cat loss and ALAE	57.9	64.0	83.5	54.4	23.2	10.3	293.3
Total non-cat loss and ALAE	53.2	48.8	71.7	33.5	20.2	7.1	234.5
Total Loss and ALAE	53.5	56.7	79.9	33.5	22.6	7.1	253.3
ULAE	5.7	5.7	6.3	6.9	1.8	0.7	27.1
Total Loss and LAE	59.2	62.4	86.2	40.4	24.4	7.8	280.4
Underwriting expenses	43.9	47.2	59.8	27.2	22.7	7.6	208.4
Net underwriting (loss) gain	$(11.8)	$9.6	$(11.7)	$10.6	$1.4	$1.7	$(0.2)

Cat loss and ALAE ratio	0.4%	6.6%	6.1%	—%	4.9%	—%	3.9%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(5.1)%	(12.8)%	(8.8)%	(26.8)%	(6.0)%	(18.8)%	(12.0)%
Current accident year non-cat loss and ALAE ratio	63.3%	53.8%	62.2%	69.7%	47.8%	60.1%	60.0%
Total non-cat loss and ALAE ratio	58.2%	41.0%	53.4%	42.9%	41.8%	41.3%	48.0%
Total Loss and ALAE ratio	58.6%	47.6%	59.5%	42.9%	46.7%	41.3%	51.9%
ULAE ratio	6.2%	4.8%	4.7%	8.8%	3.7%	4.1%	5.5%
Total Loss and LAE ratio	64.8%	52.4%	64.2%	51.7%	50.4%	45.4%	57.4%
Expense ratio	40.1%	38.6%	40.1%	35.5%	45.4%	40.9%	39.6%
Combined ratio	104.9%	91.0%	104.3%	87.2%	95.8%	86.3%	97.0%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Insurance Segment Results
(unaudited)
($ in millions)
Three months ended December 31, 2020	Personal & Commercial	Specialty run-off	Total

Net written premiums	$349.2	$(0.1)	$349.1
Net earned premiums	356.4	0.1	356.5
Losses and LAE incurred:
Cat loss and ALAE	15.0	0.2	15.2
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(19.7)	—	(19.7)
Current accident year non-cat loss and ALAE	197.6	0.1	197.7
Total non-cat loss and ALAE	177.9	0.1	178.0
Total Loss and ALAE	192.9	0.3	193.2
ULAE	17.6	(0.1)	17.5
Total Loss and LAE	210.5	0.2	210.7
Underwriting expenses	123.3	0.4	123.7
Net underwriting gain (loss)	$22.6	$(0.5)	$22.1

Cat loss and ALAE ratio	4.2%	N/M(1)	4.3%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(5.5)%	N/M	(5.5)%
Current accident year non-cat loss and ALAE ratio	55.6%	N/M	55.4%
Total non-cat loss and ALAE ratio	50.1%	N/M	49.9%
Total Loss and ALAE ratio	54.3%	N/M	54.2%
ULAE ratio	4.9%	N/M	4.9%
Total Loss and LAE ratio	59.2%	N/M	59.1%
Expense ratio	35.3%	N/M	35.4%
Combined ratio	94.5%	N/M	94.5%

(1) N/M = Not Meaningful

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Three months ended December 31, 2019 [3]	Personal & Commercial	Specialty run-off	Total

Net written premiums	$324.0	$(0.6)	$323.4
Net earned premiums	323.2	(0.4)	322.8
Losses and LAE incurred:
Cat loss and ALAE	18.2	6.6	24.8
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(19.6)	1.3	(18.3)
Current accident year non-cat loss and ALAE	183.3	0.3	183.6
Total non-cat loss and ALAE	163.7	1.6	165.3
Total Loss and ALAE	181.9	8.2	190.1
ULAE	18.7	(1.2)	17.5
Total Loss and LAE	200.6	7.0	207.6
Underwriting expenses	113.3	1.0	114.3
Net underwriting gain (loss)	$9.3	$(8.4)	$0.9

Cat loss and ALAE ratio	5.6%	N/M	7.7%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(6.1)%	N/M	(5.7)%
Current accident year non-cat loss and ALAE ratio	56.8%	N/M	57.0%
Total non-cat loss and ALAE ratio	50.7%	N/M	51.3%
Total Loss and ALAE ratio	56.3%	N/M	59.0%
ULAE ratio	5.8%	N/M	5.4%
Total Loss and LAE ratio	62.1%	N/M	64.4%
Expense ratio	35.0%	N/M	35.3%
Combined ratio	97.1%	N/M	99.7%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Twelve months ended December 31, 2020	Personal & Commercial	Specialty run-off	Total

Net written premiums	$1,456.5	$(0.2)	$1,456.3
Net earned premiums	1,380.8	0.1	1,380.9
Losses and LAE incurred:
Cat loss and ALAE	193.6	12.6	206.2
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(56.7)	5.2	(51.5)
Current accident year non-cat loss and ALAE	739.7	0.4	740.1
Total non-cat loss and ALAE	683.0	5.6	688.6
Total Loss and ALAE	876.6	18.2	894.8
ULAE	80.5	(1.4)	79.1
Total Loss and LAE	957.1	16.8	973.9
Underwriting expenses	499.9	0.9	500.8
Net underwriting loss	$(76.2)	$(17.6)	$(93.8)

Cat loss and ALAE ratio	14.0%	N/M	14.9%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(4.1)%	N/M	(3.7)%
Current accident year non-cat loss and ALAE ratio	53.6%	N/M	53.6%
Total non-cat loss and ALAE ratio	49.5%	N/M	49.9%
Total Loss and ALAE ratio	63.5%	N/M	64.8%
ULAE ratio	5.8%	N/M	5.7%
Total Loss and LAE ratio	69.3%	N/M	70.5%
Expense ratio	34.3%	N/M	34.4%
Combined ratio	103.6%	N/M	104.9%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Twelve months ended December 31, 2019 [3]	Personal & Commercial	Specialty run-off	Total

Net written premiums	$1,315.4	$(0.1)	$1,315.3
Net earned premiums	1,244.5	5.7	1,250.2
Losses and LAE incurred:
Cat loss and ALAE	89.9	10.6	100.5
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(71.3)	(1.1)	(72.4)
Current accident year non-cat loss and ALAE	736.9	5.2	742.1
Total non-cat loss and ALAE	665.6	4.1	669.7
Total Loss and ALAE	755.5	14.7	770.2
ULAE	78.3	(2.0)	76.3
Total Loss and LAE	833.8	12.7	846.5
Underwriting expenses	453.1	2.7	455.8
Net underwriting loss	$(42.4)	$(9.7)	$(52.1)

Cat loss and ALAE ratio	7.2%	N/M	8.0%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(5.7)%	N/M	(5.8)%
Current accident year non-cat loss and ALAE ratio	59.1%	N/M	59.5%
Total non-cat loss and ALAE ratio	53.4%	N/M	53.7%
Total Loss and ALAE ratio	60.6%	N/M	61.7%
ULAE ratio	6.3%	N/M	6.1%
Total Loss and LAE ratio	66.9%	N/M	67.8%
Expense ratio	34.5%	N/M	34.7%
Combined ratio	101.4%	N/M	102.5%

The following table provides a reconciliation of our statutory underwriting results to GAAP consolidated income before federal income taxes for the fourth quarters and years ended December 31, 2020 and 2019:

($ millions)	4Q 2020	4Q 2019 [3]	YTD 2020	YTD 2019 [3]
Segment income (loss) before federal income taxes:
Insurance operations:
Personal insurance SAP underwriting gain (loss)	$2.0	$(7.7)	$(68.8)	$(42.2)
Commercial insurance SAP underwriting gain (loss)	20.6	17.0	(7.4)	(0.2)
Specialty run-off	(0.5)	(8.4)	(17.6)	(9.7)
Total insurance operations	22.1	0.9	(93.8)	(52.1)
Investment operations:
Net investment income	17.6	20.0	72.1	80.4
Net investment gain	66.6	24.0	27.3	74.2
Total investment operations	84.2	44.0	99.4	154.6
All other segments (loss) income	(0.2)	0.1	(0.1)	0.3
Reconciling items:
GAAP adjustments	(0.4)	(2.6)	19.8	14.7
Interest expense on corporate debt	(1.1)	(1.2)	(4.7)	(4.9)
Corporate expenses	(2.6)	0.2	(6.2)	(7.1)
Total reconciling items	(4.1)	(3.6)	8.9	2.7
Total consolidated income before federal income taxes	$102.0	$41.4	$14.4	$105.5